Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 26,053.84
Total Fee Amount	26,053.84
Total Transaction Valuation	188,659,203.02
Total Offset Amount	0.00
Net Fee	$ 0.00